                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 8, 1997
                                                        ------------------


                             RENAL CARE GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)




   Delaware                        0-27640                      62-1622383
---------------                  ------------               -------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



          2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
          -----------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.


         On December 8, 1997, Renal Care Group, Inc. (the "Registrant") acquired all of the issued and outstanding stock of STAT Dialysis Corporation and STAT Management Corporation (collectively, the "STAT Companies"), the kidney dialysis and wound care businesses of Laidlaw Inc. ("LAIDLAW"), pursuant to a Stock Purchase Agreement dated November 4, 1997 (the "Agreement") by and among the Registrant, Laidlaw and STAT Healthcare, Inc., a wholly-owned subsidiary of Laidlaw ("STAT"). The consideration for the stock of the STAT Companies consisted of 2,135,730 shares of common stock of the Registrant, cash in the amount of $3,000,000, and assumption of certain liabilities enumerated in the Agreement, as determined based upon negotiations with Laidlaw and STAT. The Registrant financed the cash portion of the purchase price from working capital.

         The descriptions contained herein of the transaction are qualified in their entirety by reference to the Agreement, which is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. The financial statements for the business acquisition referred to in Item 2 above are not included in this Current Report on Form 8-K and shall be filed by amendment not later than 60 days after the date this initial report on Form 8-K is required to be filed as provided by item 7(a)(4).

         (b) Pro Forma Financial Information. The pro forma financial information for the business acquisition referred to in Item 2 above is not included in this Current Report on Form 8-K and shall be filed by amendment not later than 60 days after the date this initial report on Form 8-K is required to be filed as provided by item 7(a)(4).



         (c)   Exhibits.

         2.1 Stock Purchase Agreement, dated November 4, 1997 by and among Renal Care Group, Inc., Laidlaw Inc., and STAT Healthcare, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RENAL CARE GROUP, INC.



                                          /s/ Ronald Hinds
                                          ----------------------------
                                          Executive Vice President and
                                          Chief Financial Officer

Date:  December 15, 1997

















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



                             RENAL CARE GROUP, INC.

                                  EXHIBIT INDEX


Number and
Description of Exhibit
----------------------

1.       None

2.1      Stock Purchase Agreement, dated November 4, 1997 by and among Renal
         Care Group, Inc., Laidlaw Inc., and STAT Healthcare, Inc.

4.       None

16.      None

17.      None

21.      None

23.      None

24.      None

27.      None

99.      None












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